UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
  June 18, 2025
Date of Report (Date of earliest event reported)
InTest Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36117	22-2370659
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054
(Address of Principal Executive Offices, including zip code)
  (856) 505-8800
(Registrant's Telephone Number, including area code)
  N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company o
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 18, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of InTest Corporation (the “Company”), the stockholders voted on the matters described below. As of close of business on April 21, 2025, the record date for the Annual Meeting, there were 12,494,760 shares of the Company's common stock issued and outstanding and entitled to vote. At the Annual Meeting, there were present in person or by proxy 9,891,524 shares of the Company's common stock, which constituted a quorum to conduct business at the meeting. The voting results for each proposal are set forth below.
1.Election of the five director nominees, with each director to serve until the next annual meeting of stockholders and until the election and qualification of such director’s successor.
Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Vote Withheld	Broker Non-Votes
Steven J. Abrams, Esq.	6,170,804	957,241	2,763,479
Jeffrey A. Beck	7,037,756	90,289	2,763,479
Joseph W. Dews IV	6,950,042	178,003	2,763,479
Richard N. Grant, Jr.	7,026,945	101,100	2,763,479
Gerald J. Maginnis	6,965,280	162,765	2,763,479
2.Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025
The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained
9,801,356	49,530	40,638
3.Approval, on an advisory basis, of the compensation of our named executive officers:

Votes For	Votes Against	Vote Abstained	Broker Non-Votes
5,610,149	630,963	886,933	2,763,479
4. Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers.

1 Year	2 Years	3 Years	Abstained
6,129,583	97,087	515,168	386,207

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InTest CORPORATION

By:	/s/ Duncan Gilmour
Duncan Gilmour
Chief Financial Officer, Treasurer and Secretary
Date:   June 20, 2025